FOR IMMEDIATE RELEASE

Contact:	Stephen Larkin, Douglas Elliman Inc. 917-902-2503
Columbia Clancy/Catherine Livingston, FGS Global,
212-687-8080
J. Bryant Kirkland III, Douglas Elliman Inc.
305-579-8000

DOUGLAS ELLIMAN INC. REPORTS SECOND QUARTER 2024 FINANCIAL RESULTS

Second Quarter 2024 Highlights:
•Consolidated revenues of $285.8 million, compared to $275.9 million in the prior year quarter
◦Douglas Elliman’s real estate brokerage segment’s gross transaction value was approximately $10.6 billion, compared to approximately $9.9 billion in the prior year quarter
◦Douglas Elliman’s real estate brokerage segment reported an average price per transaction of $1.81 million
•Consolidated operating loss of $3.7 million and real estate brokerage segment operating income of $2.9 million, compared to an operating loss of $8.3 million and $1.0 million, respectively, in the prior year quarter
•Net loss attributed to Douglas Elliman of $1.7 million, or $0.02 per diluted common share, compared to $5.2 million, or $0.06 per diluted common share, in the prior year quarter
•Adjusted EBITDA attributed to Douglas Elliman of $2.4 million, compared to a loss of $2.6 million in the prior year quarter
•Adjusted EBITDA attributed to Douglas Elliman’s real estate brokerage segment of $6.6 million, compared to $2.5 million in the prior year quarter
First Half 2024 Highlights:
•Consolidated revenues of $486.0 million, compared to $489.9 million in the prior year period
◦Douglas Elliman’s real estate brokerage segment’s gross transaction value was approximately $17.8 billion, compared to approximately $17.2 billion in the prior year period
◦Douglas Elliman’s real estate brokerage segment reported an average price per transaction of $1.72 million

•Consolidated operating loss of $45.1 million and real estate brokerage segment operating loss of $32.3 million, compared to $32.1 million and $18.4 million, respectively, in the prior year period
•Consolidated operating loss and real estate brokerage segment operating loss include a $17.75 million litigation settlement charge, of which $7.75 million was paid on June 12, 2024 and up to two additional $5 million contingent payments through December 31, 2027
•Net loss attributed to Douglas Elliman of $43.1 million, or $0.52 per diluted common share, compared to $22.8 million, or $0.28 per diluted common share, in the prior year period
•Adjusted EBITDA attributed to Douglas Elliman of a loss of $15.9 million, compared to a loss of $20.2 million in the prior year period
•Adjusted EBITDA attributed to Douglas Elliman’s real estate brokerage segment of a loss of $7.6 million, compared to a loss of $10.5 million in the prior year period
MIAMI, FL, August 7, 2024 - Douglas Elliman Inc. (NYSE:DOUG) today announced financial results for the three and six months ended June 30, 2024.
“In the second quarter of 2024, Douglas Elliman delivered a year-over-year increase in quarterly revenues and gross transaction value, which reflects the strength of the luxury markets we operate in and the gradual stabilization of home purchasing activity,” said Howard M. Lorber, Chairman and Chief Executive Officer of Douglas Elliman. “As the interest rate environment continues to improve, Douglas Elliman is well-positioned to drive long-term growth and value for stockholders due to the distinct competitive advantages provided by our dedicated team of world-class agents and leading development marketing business.”
GAAP Financial Results
Three months ended June 30, 2024. Second quarter 2024 revenues were $285.8 million, compared to revenues of $275.9 million in the second quarter of 2023. The Company recorded an operating loss of $3.7 million in the second quarter of 2024, compared to $8.3 million in the second quarter of 2023. Net loss attributed to Douglas Elliman for the second quarter of 2024 was $1.7 million, or $0.02 per diluted common share, compared to $5.2 million, or $0.06 per diluted common share, in the second quarter of 2023.
Six months ended June 30, 2024. For the six months ended June 30, 2024, revenues were $486.0 million, compared to revenues of $489.9 million for the six months ended June 30, 2023. The Company recorded an operating loss of $45.1 million for the six months ended June 30, 2024, compared to $32.1 million for the six months ended June 30, 2023. Net loss attributed to Douglas Elliman for the six months ended June 30, 2024 was $43.1 million, or $0.52 per diluted common share, compared to $22.8 million, or $0.28 per diluted common share, for the six months ended June 30, 2023. The results for the six months ended June 30, 2024 include a $17.75 million litigation settlement charge, of which $7.75 million was paid on June 12, 2024 and up to two additional $5 million contingent payments through December 31, 2027.
Non-GAAP Financial Measures
Non-GAAP financial measures include adjustments for stock-based compensation, equity in losses from equity method investments, restructuring, and other, net (for purposes of Adjusted EBITDA). Reconciliations of non-GAAP financial measures to the comparable GAAP financial results for the three and six months ended June 30, 2024 and 2023 and LTM ended June 30, 2024 are included in Tables 2, 3 and 4.
Three months ended June 30, 2024 compared to the three months ended June 30, 2023
Adjusted EBITDA attributed to Douglas Elliman (as described in Table 2 attached hereto) were $2.4 million for the second quarter of 2024, compared to a loss of $2.6 million for the second quarter of 2023.
Adjusted EBITDA attributed to Douglas Elliman’s real estate brokerage segment (as described in Table 2 attached hereto) were $6.6 million for the second quarter of 2024, compared to $2.5 million for the second quarter of 2023.
Adjusted Net Loss attributed to Douglas Elliman (as described in Table 3 attached hereto) was $1.1 million, or $0.01 per diluted share, for the second quarter of 2024, compared to $4.9 million, or $0.06 per diluted share, for the second quarter of 2023.

Six months ended June 30, 2024 compared to the six months ended June 30, 2023
Adjusted EBITDA attributed to Douglas Elliman (as described in Table 2 attached hereto) were a loss of $15.9 million for the six months ended June 30, 2024, compared to a loss of $20.2 million for the six months ended June 30, 2023.
Adjusted EBITDA attributed to Douglas Elliman’s real estate brokerage segment (as described in Table 2 attached hereto) were a loss of $7.6 million for the six months ended June 30, 2024, compared to a loss of $10.5 million for the six months ended June 30, 2023.
Adjusted Net Loss attributed to Douglas Elliman (as described in Table 3 attached hereto) was $24.8 million, or $0.30 per diluted share, for the six months ended June 30, 2024, compared to $21.6 million, or $0.27 per diluted share, for the six months ended June 30, 2023.
Gross Transaction Value
For the three months ended June 30, 2024, Douglas Elliman’s subsidiary, Douglas Elliman Realty, LLC, achieved gross transaction value of approximately $10.6 billion, compared to approximately $9.9 billion for the three months ended June 30, 2023. For the three months ended June 30, 2024, Douglas Elliman’s real estate brokerage segment reported an average price per transaction of $1.81 million.
For the six months ended June 30, 2024, Douglas Elliman Realty, LLC achieved gross transaction value of approximately $17.8 billion, compared to approximately $17.2 billion for the six months ended June 30, 2023. For the six months ended June 30, 2024, Douglas Elliman’s real estate brokerage segment reported an average price per transaction of $1.72 million.
Consolidated Balance Sheet
Douglas Elliman maintained a strong balance sheet with cash and cash equivalents of $92.9 million at June 30, 2024.
Conference Call to Discuss Second Quarter 2024 Results
As previously announced, the Company will host a conference call and webcast to discuss its second quarter 2024 results on Thursday, August 8, 2024 at 8:00 a.m. (ET).
Investors may access the call via live webcast at https://join.eventcastplus.com/eventcastplus/Douglas-Elliman-Inc-Second-Quarter-2024-Conference-Call. Please join the webcast at least 10 minutes prior to the start time.
A replay of the webcast will be available shortly after the call ends on August 8, 2024 through August 22, 2024 at https://join.eventcastplus.com/eventcastplus/Douglas-Elliman-Inc-Second-Quarter-2024-Conference-Call.
Non-GAAP Financial Measures
Adjusted EBITDA attributed to Douglas Elliman, Adjusted Net Loss attributed to Douglas Elliman, and financial measures for the last twelve months (“LTM”) ended June 30, 2024 (referred to as the “Non-GAAP Financial Measures”) are financial measures not prepared in accordance with generally accepted accounting principles (“GAAP”). The Company believes that the Non-GAAP Financial Measures are important measures that supplement discussion and analysis of its results of operations and enhance an understanding of its operating performance.
The Company believes the Non-GAAP Financial Measures provide investors and analysts with a useful measure of operating results unaffected by differences in capital structures and ages of related assets among otherwise comparable companies.
Management uses the Non-GAAP Financial Measures as measures to review and assess operating performance of the Company’s business, and management does and investors should review both the overall performance (GAAP net income) and the operating performance (the Non-GAAP Financial Measures) of the Company’s business. While management considers the Non-GAAP Financial Measures to be important, they should be considered in addition to, but not as substitutes for or superior to, other measures of financial performance prepared in accordance with GAAP, such as operating income, net income and cash flows from operations. In addition, the Non-GAAP Financial Measures are susceptible to varying calculations and the Company’s measurement of the Non-GAAP Financial Measures may not be comparable to those of other companies. Attached hereto as Tables 2, 3 and 4 is information relating to the Company’s Non-GAAP Financial Measures for the three and six months ended June 30, 2024 and 2023 and the LTM ended June 30, 2024.
About Douglas Elliman Inc.
Douglas Elliman Inc. (NYSE: DOUG, “Douglas Elliman”) owns Douglas Elliman Realty, LLC, which is one of the largest residential brokerage companies in the United States with operations in New York, Florida, California, Texas, Colorado, Nevada, Massachusetts, Connecticut, Maryland, Virginia, and Washington, D.C. In addition, Douglas Elliman sources, uses and invests in early-stage, disruptive property technology (“PropTech”) solutions and companies and provides other real estate services, including development marketing, property management and settlement and escrow services in select markets. Additional information concerning Douglas Elliman is available on its website, investors.elliman.com.
Investors and others should note that we may post information about Douglas Elliman on our website at investors.elliman.com or, if applicable, on our accounts on Facebook, Instagram, LinkedIn, TikTok, X, YouTube or other social media platforms. It is possible that the postings or releases could include information deemed to be material information. Therefore, we encourage investors, the media and others interested in Douglas Elliman to review the information we post on our website at investors.elliman.com and on our social media accounts.
Forward-Looking and Cautionary Statements
This press release includes forward-looking statements within the meaning of the federal securities law. All statements other than statements of historical or current facts made in this document are forward-looking. We identify forward-looking statements in this document by using words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may be,” “continue” “could,” “potential,” “objective,” “plan,” “seek,” “predict,” “project” and “will be” and similar words or phrases or their negatives. Forward-looking statements reflect our current expectations and are inherently uncertain. Actual results could differ materially for a variety of reasons.
Risks and uncertainties that could cause our actual results to differ significantly from our current expectations are described in our Annual Report on Form 10-K for the year ended December 31, 2023 and, when filed, our Quarterly Report on Form 10-Q for the quarter ended June 30, 2024. We undertake no responsibility to publicly update or revise any forward-looking statement, except as required by applicable law.

[Financial Tables Follow]

TABLE 1
DOUGLAS ELLIMAN INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2024	2023	2024	2023
Revenues:
Commissions and other brokerage income	$272,313	$262,489	$460,578	$464,525
Property management	9,694	9,375	18,741	18,152
Other ancillary services	3,744	4,048	6,671	7,217
Total revenues	285,751	275,912	485,990	489,894

Expenses:
Real estate agent commissions	216,457	204,802	365,473	360,904
Sales and marketing	22,153	22,161	43,451	43,400
Operations and support	17,999	17,324	36,798	36,217
General and administrative	24,855	31,259	51,871	63,554
Technology	5,433	6,163	11,276	12,175
Depreciation and amortization	1,929	1,993	3,910	4,032
Litigation settlement	—	—	17,750	—
Restructuring	598	507	598	1,717
Operating loss	(3,673)	(8,297)	(45,137)	(32,105)

Other income (expenses):
Interest income, net	1,048	1,370	2,424	2,475
Equity in losses from equity-method investments	(2)	(80)	(13)	(153)
Investment and other gains	1,020	536	629	82
Loss before provision for income taxes	(1,607)	(6,471)	(42,097)	(29,701)
Income tax expense (benefit)	173	(1,293)	1,368	(6,683)

Net loss	(1,780)	(5,178)	(43,465)	(23,018)

Net loss (income) attributed to non-controlling interest	116	(41)	326	175

Net loss attributed to Douglas Elliman Inc.	$(1,664)	$(5,219)	$(43,139)	$(22,843)

Per basic common share:

Net loss applicable to common shares attributed to Douglas Elliman Inc.	$(0.02)	$(0.06)	$(0.52)	$(0.28)

Per diluted common share:

Net loss applicable to common shares attributed to Douglas Elliman Inc.	$(0.02)	$(0.06)	$(0.52)	$(0.28)

TABLE 2
DOUGLAS ELLIMAN INC. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	LTM	Year Ended	Three Months Ended		Six Months Ended
	June 30,	December 31,	June 30,		June 30,
	2024	2023	2024	2023	2024	2023

Net loss attributed to Douglas Elliman Inc.	$(62,848)	$(42,552)	$(1,664)	$(5,219)	$(43,139)	$(22,843)
Interest income, net	(5,762)	(5,813)	(1,048)	(1,370)	(2,424)	(2,475)
Income tax (benefit) expense	(7,002)	(15,053)	173	(1,293)	1,368	(6,683)
Net loss attributed to non-controlling interest	(765)	(614)	(116)	41	(326)	(175)
Depreciation and amortization	7,904	8,026	1,929	1,993	3,910	4,032
EBITDA	$(68,473)	$(56,006)	$(726)	$(5,848)	$(40,611)	$(28,144)

Equity in losses from equity-method investments	28	168	2	80	13	153
Stock-based compensation expense	13,681	13,075	3,475	3,401	6,830	6,224
Litigation settlement	17,750	—	—	—	17,750	—
Restructuring	1,258	2,377	598	507	598	1,717
Other, net	(1,180)	(633)	(1,020)	(536)	(629)	(82)
Adjusted EBITDA	(36,936)	(41,019)	2,329	(2,396)	(16,049)	(20,132)
Adjusted EBITDA attributed to non-controlling interest	563	326	30	(166)	162	(75)
Adjusted EBITDA attributed to Douglas Elliman Inc.	$(36,373)	$(40,693)	$2,359	$(2,562)	$(15,887)	$(20,207)

Operating (loss) income by Segment:
Real estate brokerage	$(50,751)	$(36,769)	$2,947	$(1,014)	$(32,339)	$(18,357)
Corporate and other	(26,778)	(27,728)	(6,620)	(7,283)	(12,798)	(13,748)
Total	$(77,529)	$(64,497)	$(3,673)	$(8,297)	$(45,137)	$(32,105)

Real estate brokerage segment
Operating (loss) income	$(50,751)	$(36,769)	$2,947	$(1,014)	$(32,339)	$(18,357)
Depreciation and amortization	7,904	8,026	1,929	1,993	3,910	4,032
Stock-based compensation	4,712	4,539	1,128	1,161	2,353	2,180
Litigation settlement	17,750	—	—	—	17,750	—
Restructuring	1,258	2,377	598	507	598	1,717
Adjusted EBITDA	(19,127)	(21,827)	6,602	2,647	(7,728)	(10,428)
Adjusted EBITDA attributed to non-controlling interest	563	326	30	(166)	162	(75)
Adjusted EBITDA attributed to Douglas Elliman Inc.	$(18,564)	$(21,501)	$6,632	$2,481	$(7,566)	$(10,503)

Corporate and other segment
Operating loss	$(26,778)	$(27,728)	$(6,620)	$(7,283)	$(12,798)	$(13,748)
Stock-based compensation	8,969	8,536	2,347	2,240	4,477	4,044
Adjusted EBITDA attributed to Douglas Elliman Inc.	$(17,809)	$(19,192)	$(4,273)	$(5,043)	$(8,321)	$(9,704)

TABLE 3
DOUGLAS ELLIMAN INC. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED NET LOSS
(Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2024	2023	2024	2023

Net loss attributed to Douglas Elliman Inc.	$(1,664)	$(5,219)	$(43,139)	$(22,843)

Restructuring	598	507	598	1,717
Litigation settlement	—	—	17,750	—
Total adjustments	598	507	18,348	1,717

Tax expense related to adjustments	—	(155)	—	(523)
Adjusted net loss attributed to Douglas Elliman Inc.	$(1,066)	$(4,867)	$(24,791)	$(21,649)

Per diluted common share:

Adjusted net loss applicable to common shares attributed to Douglas Elliman Inc.	$(0.01)	$(0.06)	$(0.30)	$(0.27)

TABLE 4
DOUGLAS ELLIMAN INC. AND SUBSIDIARIES
RECONCILIATION OF REVENUES
(Unaudited)
(Dollars in Thousands, Except for Gross Transaction Value)

	LTM	Year Ended	Three Months Ended		Six Months Ended
	June 30,	December 31,	June 30,		June 30,
	2024	2023	2024	2023	2024	2023
Revenues:
Commissions and other brokerage income	$902,122	$906,069	$272,313	$262,489	$460,578	$464,525
Property management	36,131	35,542	9,694	9,375	18,741	18,152
Other ancillary services	13,421	13,967	3,744	4,048	6,671	7,217
Total revenues	$951,674	$955,578	$285,751	$275,912	$485,990	$489,894

Gross transaction value (in billions)	$35.0	$34.4	$10.6	$9.9	$17.8	$17.2
Total transactions	21,297	21,606	5,885	6,038	10,362	10,671